UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2022

Date of reporting period:	December 1, 2021 – November 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam New York Tax Exempt Income Fund

Annual report
11 | 30 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTEIX

Putnam New York
Tax Exempt
Income Fund

Annual report
11 | 30 | 22

Message from the Trustees

January 9, 2023

Dear Fellow Shareholder:

As an investor, you might be happy to see 2022 in the rearview mirror. High inflation and aggressive interest-rate increases from the U.S. Federal Reserve contributed to market volatility and negative returns for stocks and bonds.

While inflation and interest rates are still high, the possibility remains that 2023 could be a better year for market returns than 2022. Historically, stocks and bonds have recovered from bear markets like the one we have been experiencing. Our investment teams are actively researching securities with attractive performance potential and working to keep portfolio risks in check.

We would like to note recent changes to the Board of Trustees that oversees your fund. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, New York residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Empire State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam New York Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 New York Tax Exempt Income Fund

Sources: Putnam, Bloomberg Index Services Limited, as of 11/30/22. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2021 (April 2022). Most recent data available.

New York Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/22. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 New York Tax Exempt Income Fund

Paul, how did municipal bonds perform during the 12-month period that ended November 30, 2022?

Despite their healthy credit fundamentals, municipal bonds succumbed to market pressures. Municipal bond prices fell and yields rose as the markets began pricing in a more hawkish Federal Reserve environment and a significantly faster pace of monetary policy tightening. Geopolitical tensions also weighed on investor sentiment.

As investors sought cash, municipal bond funds sold holdings to generate liquidity to meet redemptions. The municipal fund category experienced record outflows of over $113 billion during the 11 months from January 2022 through November 2022. This exerted further downward pressure on prices, resulting in increasingly difficult market technicals [supply/demand dynamics] for the asset class. Despite a rally — albeit a bear market rally — in the final weeks of the fund’s fiscal year, the Bloomberg Municipal Bond Index [the fund’s benchmark] returned –8.64% for the 12-month reporting period. It outperformed the broader U.S. fixed income markets, as measured by the Bloomberg U.S. Aggregate Bond Index.

New York Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/22. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 New York Tax Exempt Income Fund

The Fed faced the difficult task of calibrating monetary policy to achieve its price stability goals. Fed policymakers raised their benchmark interest rate six times during the reporting period. With inflation running more than three times the Fed’s target inflation rate of 2.00%, the interest-rate hikes included unusually large 0.75% increases in June, July, September, and November 2022. By period-end, the Fed’s short-term benchmark interest rate had risen from a range of 0.00%–0.25% to 3.75%–4.00%. The magnitude of these interest-rate increases further heightened worries about whether policymakers could cool inflation without tipping economies into recession.

At its September meeting, the Fed affirmed that ongoing interest-rate increases were appropriate and forecasted its target rate range to be 4.25%–4.50% by the end of calendar 2022. It also lowered the U.S. growth forecast for 2022, 2023, and 2024. Following its November meeting, Fed Chair Jerome Powell stated that it was “very premature” to expect a pause on interest-rate hikes. Later in the month, however, investors were heartened to see that the inflation rate for October 2022 came in lower than expected. Investors interpreted this as evidence that the Fed was making progress in subduing stubbornly high prices. Just before period-end, the Fed hinted that it might temper the degree of interest-rate hikes as early as December 2022. These developments, coupled with very light new-issue supply and a slowing of outflows from municipal bond funds, helped the asset class post a gain of 4.68% in November 2022, as measured by the Bloomberg Municipal Bond Index. This was the strongest monthly return for the benchmark since 1986.

What is your current assessment of the health of New York’s municipal bond market?

New York has relatively high debt levels and capital needs, prompting tax hikes for the 2022 fiscal year [FY]. As a result, tax collections were up 47% year over year in FY 2022, which provided a general fund surplus of almost $32 billion and about $3.3 billion for its rainy-day fund. New York’s pension system is among the best funded in the nation due to consistent funding and proactive management. The state’s average pension funding across all plans was 99% as of FY 2021. New York’s unemployment rate of 4.4% in October 2022 remains above the 3.7% national rate.

How did the fund perform during the reporting period?

For the 12 months ended November 30, 2022, the fund’s class A shares outperformed the median return of its Lipper peer group, New York Municipal Debt Funds, but underperformed its benchmark.

What strategies influenced the fund’s performance during the reporting period?

With the significant sell-off in fixed income assets in early 2022, we believed municipal bonds had become more attractive. We extended the portfolio’s duration, a measure of the fund’s interest-rate sensitivity. At period-end, the fund’s duration was slightly long relative to the average level of its Lipper peer group. We believe this positioning may help the fund outperform its peers if the year-to-date rise in bond yields reverses course.

At period-end, the fund held an overweight exposure to lower-investment-grade bonds and those rated BB relative to its benchmark. We had become more cautious on lower-rated municipal bonds due to our view that the Fed’s aggressive tightening cycle could result in slower U.S. economic growth in 2023. Thus, the fund held an underweight position in high-yield bonds relative to its Lipper peers at period-end. Instead, we favored higher-rated investments.

New York Tax Exempt Income Fund 7

Investment-grade securities tend to outperform higher-yielding, lower-rated bonds during economic slowdowns. While credit spreads widened over the period, creating what we perceived as attractive buying opportunities, they were not excessively wide versus previous recessionary periods, in our view.

From a sector- or industry-positioning perspective, we favored charter school, private higher education, and tobacco bonds compared with the fund’s Lipper peer group.

The fund remained underweight in its exposure to Puerto Rico municipal debt relative to its Lipper peer group. However, we note that the U.S. territory has experienced recent improvement in credit fundamentals. In March 2022, Puerto Rico came out of bankruptcy after nearly five years with a plan to restructure its debt, resume payments to bondholders, and restore its public pension system. We continue to closely monitor Puerto Rico’s credit fundamentals and remain vigilant for investment opportunities.

What is your outlook for the municipal bond market as we head into calendar 2023?

In December 2022, after the close of the reporting period, the November 2022 Consumer Price Index came in better than expected, with year-over-year inflation at 7.1%, down from 7.7% in October. It was the smallest 12-month increase since December 2021. Later in the month, the Fed raised its benchmark interest rate by half a percentage point. While the increase was less than the previous four, Fed Chair Powell signaled the fight against inflation was not over, stating that “it will take substantially more evidence to give confidence that inflation is on a sustained downward path.”

Although it appears to us that inflation has peaked in this cycle, we also believe U.S. economic data remains relatively strong. Especially noteworthy, in our view, is the low U.S. unemployment rate, which ranged from 3.5% to 4.0% during the reporting period, and strong consumer spending. This will likely keep the Fed on track to continue ratcheting up interest rates to slow growth and the jobs market, in our opinion. Market expectations are

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 New York Tax Exempt Income Fund

for the Fed to complete its tightening cycle by the spring of 2023.

Seasonal factors are typically constructive for the municipal bond market in the winter months, and credit fundamentals are sound, in our view. We believe the income and tax advantages provided by municipal bonds continue to offer shareholders a valuable way to diversify their overall portfolio.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

New York Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 11/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (9/2/83)
Before sales charge	5.56%	1.37%	0.72%	–1.53%	–10.50%
After sales charge	5.45	0.96	–0.10	–2.86	–14.08
Class B (1/4/93)
Before CDSC	5.38	0.87	0.11	–2.13	–11.06
After CDSC	5.38	0.87	–0.26	–3.07	–15.41
Class C (7/26/99)
Before CDSC	5.39	0.75	–0.06	–2.31	–11.26
After CDSC	5.39	0.75	–0.06	–2.31	–12.13
Class R6 (5/22/18)
Net asset value	5.65	1.60	0.96	–1.32	–10.27
Class Y (1/2/08)
Net asset value	5.65	1.60	0.96	–1.29	–10.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

10 New York Tax Exempt Income Fund

Comparative annualized index returns For periods ended 11/30/22

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg Municipal
Bond Index	6.02%	1.98%	1.40%	–0.77%	–8.64%
Lipper New York Municipal
Debt Funds category median*	5.47	1.44	0.78	–1.52	–11.10

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/22, there were 100, 96, 87, 76, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,902 and $10,781, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would each have been valued at $11,724.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

New York Tax Exempt Income Fund 11

Fund price and distribution information For the 12-month period ended 11/30/22

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.200589		$0.152808	$0.141974	$0.221785	$0.221598
Capital gains[2]
Long-term gains	0.020485		0.020485	0.020485	0.020485	0.020485
Short-term gains	—		—	—	—	—
Total	$0.221074		$0.173293	$0.162459	$0.242270	$0.242083
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
11/30/21	$8.90	$9.27	$8.88	$8.90	$8.90	$8.90
11/30/22	7.75	8.07	7.73	7.74	7.75	7.75
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.77%	2.66%	2.19%	2.04%	3.03%	3.02%
Taxable equivalent4(a)	5.73	5.51	4.53	4.22	6.27	6.25
Taxable equivalent4(b)	6.24	5.99	4.93	4.59	6.82	6.80
Current 30-day
SEC yield[5]	N/A	3.36	2.92	2.78	3.76	3.75
Taxable equivalent4(a)	N/A	6.96	6.05	5.76	7.78	7.76
Taxable equivalent4(b)	N/A	7.56	6.57	6.26	8.46	8.44

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 51.70% federal and state combined tax rate for 2022 or (b) maximum 55.58% federal, New York State, and New York City combined tax rate for 2022. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 New York Tax Exempt Income Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (9/2/83)
Before sales charge	5.54%	1.50%	0.47%	–1.73%	–10.91%
After sales charge	5.43	1.09	–0.35	–3.06	–14.47
Class B (1/4/93)
Before CDSC	5.36	0.99	–0.15	–2.33	–11.46
After CDSC	5.36	0.99	–0.51	–3.26	–15.80
Class C (7/26/99)
Before CDSC	5.37	0.88	–0.29	–2.46	–11.45
After CDSC	5.37	0.88	–0.29	–2.46	–12.32
Class R6 (5/22/18)
Net asset value	5.63	1.74	0.74	–1.47	–10.55
Class Y (1/2/08)
Net asset value	5.63	1.74	0.73	–1.48	–10.56

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 11/30/21	0.77%	1.37%	1.52%	0.52%	0.52%
Annualized expense ratio for the six-month
period ended 11/30/22*	0.86%	1.46%	1.61%	0.60%	0.61%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

New York Tax Exempt Income Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/22 to 11/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.26	$7.22	$7.96	$2.97	$3.02
Ending value (after expenses)	$976.10	$972.00	$971.40	$976.20	$976.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/22, use the following calculation method. To find the value of your investment on 6/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.36	$7.38	$8.14	$3.04	$3.09
Ending value (after expenses)	$1,020.76	$1,017.75	$1,017.00	$1,022.06	$1,022.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

14 New York Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The fund’s performance will be closely tied to the economic and political conditions in New York State, and can be more volatile than the performance of a more geographically diversified fund. To the extent the fund invests in securities of issuers located outside of New York State, the fund may also be exposed to the risks affecting other states and U.S. territories. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

New York Tax Exempt Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16 New York Tax Exempt Income Fund

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

New York Tax Exempt Income Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2022, Putnam employees had approximately $471,000,000 and the Trustees had approximately $64,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 New York Tax Exempt Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

New York Tax Exempt Income Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

20 New York Tax Exempt Income Fund

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least March 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In

New York Tax Exempt Income Fund 21

this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies

22 New York Tax Exempt Income Fund

based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper New York Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 99, 92 and 81 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

New York Tax Exempt Income Fund 23

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

24 New York Tax Exempt Income Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

New York Tax Exempt Income Fund 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam New York Tax Exempt Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam New York Tax Exempt Income Fund (the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the three years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 8, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 9, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

26 New York Tax Exempt Income Fund

The fund’s portfolio 11/30/22

Key to holding’s abbreviations

AGC Assured Guaranty Corporation
AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
G.O. Bonds General Obligation Bonds
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 1.85% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (102.7%)*	Rating**	Principal amount	Value
Alaska (1.1%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
4.00%, 10/1/37	A+/F	$4,635,000	$4,516,897
4.00%, 10/1/35	A+/F	4,280,000	4,201,900
			8,718,797
Guam (0.2%)
Territory of GU, Intl. Arpt. Auth. Rev. Bonds, (Antonio B Won Pat Intl. Arpt. Auth.), Ser. A
5.375%, 10/1/40 ##	Baa2	525,000	507,492
5.25%, 10/1/36 ##	Baa2	680,000	660,312
5.125%, 10/1/34 ##	Baa2	390,000	380,829
			1,548,633
New York (101.3%)
Albany, Cap. Resource Corp. Rev. Bonds
(Albany College of Pharmacy & Hlth. Sciences), Ser. A, 5.00%, 12/1/33	BBB+	325,000	328,535
(Albany College of Pharmacy & Hlth. Sciences), Ser. A, 5.00%, 12/1/32	BBB+	495,000	501,234
(Empire Commons Student Hsg., Inc.), Ser. A, 5.00%, 5/1/32	A	265,000	270,906
(Albany College of Pharmacy & Hlth. Sciences), Ser. A, 5.00%, 12/1/31	BBB+	115,000	116,600
(Empire Commons Student Hsg., Inc.), Ser. A, 5.00%, 5/1/31	A	1,150,000	1,181,513
(Albany College of Pharmacy & Hlth. Sciences), Ser. A, 5.00%, 12/1/30	BBB+	250,000	253,834
(Empire Commons Student Hsg., Inc.), Ser. A, 5.00%, 5/1/30	A	700,000	719,856
(Empire Commons Student Hsg., Inc.), Ser. A, 5.00%, 5/1/29	A	590,000	608,063
(Empire Commons Student Hsg., Inc.), 5.00%, 5/1/28	A	200,000	206,639
(Empire Commons Student Hsg., Inc.), Ser. A, 5.00%, 5/1/25	A	580,000	596,700
Brookhaven, Local Dev. Corp. Rev. Bonds
(Jeffersons Ferry), 5.25%, 11/1/36	BBB/F	1,200,000	1,226,736
(Brookhaven Memorial Hosp. Med. Ctr., Inc. Oblig. Group), 4.00%, 10/1/45	A−	2,000,000	1,859,135

New York Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (102.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Broome Cnty., Local Dev. Corp. Rev. Bonds
(United Hlth. Svcs. Hosp. Oblig. Group), AGM, 4.00%, 4/1/50	AA	$1,300,000	$1,170,937
(Good Shepherd Village at Endwell Oblig. Group), 4.00%, 1/1/47	BBB−/F	1,160,000	861,301
(Good Shepherd Village at Endwell Oblig. Group), 4.00%, 7/1/41	BBB−/F	1,530,000	1,210,357
(United Hlth. Svcs. Hosp. Oblig. Group), AGM, 4.00%, 4/1/40	AA	1,350,000	1,307,190
(United Hlth. Svcs. Hosp. Oblig. Group), AGM, 4.00%, 4/1/39	AA	1,295,000	1,262,687
(United Hlth. Svcs. Hosp. Oblig. Group), AGM, 4.00%, 4/1/38	AA	1,185,000	1,160,937
(United Hlth. Svcs. Hosp. Oblig. Group), AGM, 4.00%, 4/1/34	AA	1,000,000	1,006,822
Buffalo & Erie Cnty., Indl. Land Dev. Corp. Rev. Bonds
(Orchard Pk.), 5.00%, 11/15/37	BBB/F	4,470,000	4,510,140
(Charter School for Applied Tech.), Ser. A, 5.00%, 6/1/35	BBB	2,000,000	2,070,697
(Orchard Pk.), 5.00%, 11/15/30	BBB/F	500,000	508,627
(D’Youville College), 4.00%, 11/1/50	BBB	6,535,000	5,841,881
(D’Youville College), 4.00%, 11/1/40	BBB	1,000,000	937,724
(D’Youville College), 4.00%, 11/1/35	BBB	1,025,000	996,641
Buffalo & Fort Erie, Pub. Bridge Auth. Rev. Bonds
5.00%, 1/1/42	A+	2,250,000	2,340,808
(Toll Bridge Syst.), 5.00%, 1/1/24	A+	250,000	256,103
Build NY City Resource Corp. Rev. Bonds
(Global Cmnty. Charter School), 5.00%, 6/15/57	BB+	1,300,000	1,172,245
(Grand Concourse Academy Charter School), 5.00%, 7/1/52	BBB−	1,425,000	1,423,739
(Global Cmnty. Charter School), 5.00%, 6/15/52	BB+	1,520,000	1,399,236
(Manhattan College), 5.00%, 8/1/47	A−	1,000,000	1,021,681
(Grand Concourse Academy Charter School), 5.00%, 7/1/42	BBB−	550,000	557,275
(Global Cmnty. Charter School), 5.00%, 6/15/42	BB+	850,000	808,267
(Children’s Aid Society (The)), 5.00%, 7/1/40	A+	3,175,000	3,223,957
(South Bronx Charter School for Intl. Cultures & the Arts), Ser. A, 5.00%, 4/15/33	BB+	2,000,000	1,982,339
(Bronx Charter School for Excellence), Ser. A, 5.00%, 4/1/33	BBB−	620,000	622,081
(New World Preparatory Charter School), Ser. A, 4.00%, 6/15/56	BB−/P	450,000	324,675
(New World Preparatory Charter School), Ser. A, 4.00%, 6/15/51	BB−/P	690,000	516,191
(Children’s Aid Society (The)), 4.00%, 7/1/49	A+	1,000,000	909,929
(Children’s Aid Society (The)), 4.00%, 7/1/44	A+	450,000	417,466
(New World Preparatory Charter School), Ser. A, 4.00%, 6/15/41	BB−/P	525,000	429,403
(Children’s Aid Society (The)), 4.00%, 7/1/38	A+	290,000	287,569
(Children’s Aid Society (The)), 4.00%, 7/1/36	A+	125,000	124,774
(Academic Leadership Charter School), 4.00%, 6/15/36	BBB−	400,000	369,322

28 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Build NY City Resource Corp. Rev. Bonds
(Academic Leadership Charter School), 4.00%, 6/15/31	BBB−	$100,000	$97,278
(Academic Leadership Charter School), 4.00%, 6/15/30	BBB−	100,000	98,105
(Academic Leadership Charter School), 4.00%, 6/15/29	BBB−	110,000	108,533
(Academic Leadership Charter School), 4.00%, 6/15/28	BBB−	100,000	99,162
(Academic Leadership Charter School), 4.00%, 6/15/27	BBB−	100,000	99,391
Build NY City Resource Corp. 144A Rev. Bonds
(Inwood Academy Leadership Charter School), Ser. A, 5.125%, 5/1/38	BB/P	1,100,000	1,071,935
(Brilla College Preparatory Charter Schools), 4.00%, 11/1/51	BB+	1,000,000	736,767
(Brilla College Preparatory Charter Schools), 4.00%, 11/1/41	BB+	1,780,000	1,430,653
(Brilla College Preparatory Charter Schools), 4.00%, 11/1/31	BB+	1,265,000	1,171,418
Build NY City Resource Corp. Solid Waste Disp. 144A Rev. Bonds, (Pratt Paper NY, Inc.), 5.00%, 1/1/35	B+/P	1,750,000	1,770,248
Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Marist College), 5.00%, 7/1/52	A2	9,000,000	9,349,972
(Culinary Inst. of America (The)), 5.00%, 7/1/35	Baa2	155,000	158,474
(Culinary Inst. of America (The)), 5.00%, 7/1/32	Baa2	1,065,000	1,098,423
(Nuvance Hlth. Oblig. Group), Ser. B, 4.00%, 7/1/49	BBB+	2,250,000	1,944,844
(Culinary Inst. of America (The)), 4.00%, 7/1/40	Baa2	100,000	90,677
(Culinary Inst. of America (The)), 4.00%, 7/1/39	Baa2	100,000	91,538
(Culinary Inst. of America (The)), 4.00%, 7/1/38	Baa2	200,000	184,435
(Culinary Inst. of America (The)), 4.00%, 7/1/37	Baa2	175,000	162,824
(Culinary Inst. of America (The)), 4.00%, 7/1/36	Baa2	175,000	164,513
(Culinary Inst. of America (The)), 4.00%, 7/1/35	Baa2	175,000	166,067
Dutchess Cnty., Local Dev. Corp. 144A Rev. Bonds, (Bard College), Ser. A
5.00%, 7/1/51	BB+	2,400,000	2,176,803
5.00%, 7/1/45	BB+	8,500,000	7,871,066
5.00%, 7/1/40	BB+	1,000,000	948,385
Erie Cnty., Fiscal Stability Auth. Rev. Bonds, (Sales Tax & State Aid), Ser. D
5.00%, 9/1/39	Aa1	515,000	554,738
5.00%, 9/1/38	Aa1	1,500,000	1,617,945
5.00%, 9/1/36	Aa1	1,500,000	1,627,826
5.00%, 9/1/35	Aa1	1,250,000	1,361,600
Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5.00%, 7/1/48	BBB	1,000,000	1,012,286
(Hofstra U.), 5.00%, 7/1/47	A2	1,000,000	1,025,099
(Molloy College), 5.00%, 7/1/44	BBB	2,300,000	2,318,670
(Molloy College), 5.00%, 7/1/43	BBB	1,025,000	1,043,279
(Hofstra U.), 5.00%, 7/1/42	A2	1,200,000	1,239,623
(Molloy College), 5.00%, 7/1/38	BBB	865,000	885,660

New York Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (102.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5.00%, 7/1/38	BBB	$480,000	$489,611
(Molloy College), 5.00%, 7/1/37	BBB	315,000	322,062
(Adelphi U.), 5.00%, 2/1/34	A−	200,000	215,194
(Adelphi U.), 5.00%, 2/1/33	A−	205,000	221,476
(Adelphi U.), 5.00%, 6/1/32	A−	200,000	221,648
(Adelphi U.), 5.00%, 2/1/32	A−	230,000	249,070
(Adelphi U.), 5.00%, 2/1/31	A−	200,000	217,201
(Adelphi U.), 5.00%, 6/1/30	A−	200,000	220,514
(Adelphi U.), 5.00%, 2/1/30	A−	155,000	168,471
(Adelphi U.), 5.00%, 6/1/27	A−	600,000	640,292
(Adelphi U.), 5.00%, 6/1/26	A−	345,000	363,537
(Adelphi U.), 4.00%, 2/1/39	A−	1,000,000	948,068
Huntington, Local Dev. Corp. Rev. Bonds, (Gurwin Indpt. Hsg. Oblig. Group), Ser. A, 5.25%, 7/1/56	B−/P	1,000,000	774,743
Liberty, Dev. Corp. Rev. Bonds, (Goldman Sachs Headquarters)
5.50%, 10/1/37	A2	4,010,000	4,489,920
5.25%, 10/1/35	A2	4,000,000	4,394,406
Long Island, Pwr. Auth. Elec. Syst. Rev. Bonds
Ser. B, 5.00%, 9/1/46	A2	2,500,000	2,592,536
Ser. B, 5.00%, 9/1/45	A2	2,000,000	2,083,303
5.00%, 9/1/42	A2	2,000,000	2,098,873
5.00%, 9/1/37	A2	1,000,000	1,063,561
5.00%, 9/1/36	A2	1,000,000	1,068,336
Ser. B, 5.00%, 9/1/36	A2	6,500,000	6,856,502
5.00%, 9/1/35	A2	1,000,000	1,072,324
5.00%, 9/1/34	A2	1,000,000	1,077,407
5.00%, 9/1/33	A2	500,000	540,986
Ser. A, 3.00%, 9/1/40	A2	1,000,000	827,953
Metro. Trans. Auth. Rev. Bonds
(Green Bonds), Ser. C, BAM, 5.00%, 11/15/42	AA	10,000,000	10,561,196
Ser. B, 5.00%, 11/15/33	A3	5,220,000	5,325,155
Ser. D-1, 5.00%, 11/15/33	A3	960,000	971,509
Ser. A-1, 4.00%, 11/15/49	A3	2,000,000	1,668,122
(Green Bond), Ser. A-1, 4.00%, 11/15/47	A3	3,000,000	2,528,050
Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5.25%, 11/15/33	AA	6,340,000	6,841,649
(Green Bonds), Ser. B-1, 5.00%, 11/15/36	AA	3,500,000	3,665,829
(Green Bonds), Ser. B-1, 5.00%, 11/15/34	AA	3,500,000	3,725,016
Metro. Trans. Auth. Hudson Rail Yards Trust Oblig. Rev. Bonds, Ser. A, 5.00%, 11/15/51	A3	9,500,000	9,502,550
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), 5.00%, 12/1/46	BBB+	3,000,000	3,032,672
(Rochester Gen. Hosp.), Ser. A, 5.00%, 12/1/37	BBB+	2,000,000	2,000,958
(Rochester Gen. Hosp.), 5.00%, 12/1/35	BBB+	600,000	617,565
(U. of Rochester), Ser. A, 5.00%, 7/1/33	Aa3	1,000,000	1,045,659
(Rochester Gen. Hosp.), Ser. A, 5.00%, 12/1/32	BBB+	1,250,000	1,251,181
(St. John Fisher College), Ser. A, 5.00%, 6/1/29	A−	800,000	817,532
(U. of Rochester), 4.00%, 7/1/50	Aa3	3,500,000	3,282,946

30 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Regl. Hlth. Oblig. Group), 4.00%, 12/1/46	BBB+	$1,250,000	$1,076,713
(Highland Hosp.), 4.00%, 7/1/40	A2	3,890,000	3,774,897
(U. of Rochester), Ser. C, 4.00%, 7/1/36	Aa3	850,000	852,480
(U. of Rochester), Ser. D, 4.00%, 7/1/36	Aa3	750,000	752,188
(U. of Rochester), Ser. C, 4.00%, 7/1/35	Aa3	1,000,000	1,007,808
(U. of Rochester), Ser. D, 4.00%, 7/1/34	Aa3	1,000,000	1,013,905
(U. of Rochester), Ser. C, 4.00%, 7/1/33	Aa3	1,500,000	1,530,489
(U. of Rochester), Ser. C, 4.00%, 7/1/32	Aa3	1,600,000	1,644,275
(U. of Rochester), Ser. D, 4.00%, 7/1/32	Aa3	1,000,000	1,027,672
Monroe Cnty., Indl. Dev. Corp. 144A Rev. Bonds, (True North Rochester Preparatory Charter School), 5.00%, 6/1/59	Baa3	4,120,000	4,015,118
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds, (Catholic Hlth. Svcs. of Long Island Oblig. Group)
5.00%, 7/1/33	A−	1,355,000	1,382,688
5.00%, 7/1/32	A−	1,500,000	1,533,134
Nassau Cnty., Tobacco Settlement Corp. Rev. Bonds, Ser. A-2, 5.25%, 6/1/26	Caa1	5,098,565	4,993,437
New Rochelle, Corp. Local Dev. Rev. Bonds, (Iona College), Ser. A, 5.00%, 7/1/40	Baa2	350,000	356,252
Niagara Falls, Rev. Bonds, Ser. A, BAM, 4.00%, 10/1/44	AA	500,000	504,450
Niagara Frontier Trans. Auth. Rev. Bonds, (Buffalo Niagara Intl. Arpt.), Ser. A
5.00%, 4/1/39	A3	1,040,000	1,066,435
5.00%, 4/1/37	A3	1,000,000	1,031,515
5.00%, 4/1/35	A3	200,000	207,916
5.00%, 4/1/24	A3	2,000,000	2,048,786
NY City, G.O. Bonds
Ser. B-1, 5.25%, 10/1/47	Aa2	4,800,000	5,312,977
Ser. B-1, 5.25%, 10/1/43	Aa2	1,500,000	1,675,273
Ser. F-1, 5.00%, 4/1/43 T	Aa2	9,440,000	9,924,319
Ser. E-1, 5.00%, 3/1/40	Aa2	5,000,000	5,282,660
Ser. B-1, 5.00%, 12/1/35	Aa2	2,000,000	2,126,815
Ser. A, 4.00%, 8/1/42	Aa2	10,000,000	9,795,767
Ser. D-1, 4.00%, 3/1/42	Aa2	3,000,000	2,940,550
NY City, VRDN
Ser. I-8, 1.05%, 4/1/36	VMIG 1	3,655,000	3,655,000
Ser. I-2, 1.00%, 3/1/40	VMIG 1	15,500,000	15,500,000
NY City, Hlth. & Hosp. Corp. Rev. Bonds, Ser. A
4.00%, 2/15/48	Aa3	880,000	846,654
4.00%, 2/15/45	Aa3	1,810,000	1,763,173
NY City, Hsg. Dev. Corp. Rev. Bonds
(Sustainable Neighborhoods), Ser. A-1, 4.15%, 11/1/38 T	AA2	24,480,000	24,421,809
Ser. J, 3.25%, 11/1/59	AA+	7,570,000	5,422,010
(Sustainable Dev.), Ser. A-1, 3.05%, 11/1/42	AA+	3,195,000	2,518,257

New York Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (102.7%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium, LLC), AGM, 4.00%, 3/1/45	AA	$1,000,000	$932,959
(Queens Ballpark Co., LLC), Ser. A, AGM, 3.00%, 1/1/46	AA	4,550,000	3,397,219
(Queens Ballpark Co., LLC), AGM, 3.00%, 1/1/33	AA	3,810,000	3,525,913
NY City, Indl. Dev. Agcy. Arpt. Fac. Rev. Bonds, (Sr. Trips), Ser. A, 5.00%, 7/1/28	BBB+	1,500,000	1,500,647
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds
Ser. AA-1, 5.00%, 6/15/48	Aa1	2,090,000	2,240,473
(2nd Gen. Resolution), 5.00%, 6/15/46	Aa1	12,460,000	12,829,635
Ser. BB-1, 3.00%, 6/15/44	Aa1	2,500,000	2,013,996
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN, Ser. DD-1, 1.00%, 6/15/43	VMIG 1	6,835,000	6,835,000
NY City, Transitional Fin. Auth. Rev. Bonds
5.50%, 11/1/45	AAA	10,000,000	11,393,382
(Future Tax Secd.), Ser. B, 5.25%, 11/1/38	AAA	3,835,000	4,351,593
5.00%, 2/1/47	AAA	9,280,000	9,957,442
Ser. F-1, 5.00%, 2/1/41	AAA	3,000,000	3,275,612
5.00%, 8/1/40	AAA	14,000,000	14,958,346
Ser. B-1, 5.00%, 8/1/40	AAA	6,575,000	6,866,457
Ser. A-1, 5.00%, 5/1/37	AAA	1,000,000	1,047,313
(Future Tax Secd.), Ser. A-1, 4.00%, 8/1/48	AAA	1,000,000	946,750
(Future Tax Secd.), 4.00%, 5/1/39	AAA	5,000,000	4,974,562
4.00%, 11/1/38	AAA	2,450,000	2,451,526
(Future Tax Secd.), Ser. F-1, 4.00%, 11/1/38	AAA	1,250,000	1,250,822
(Future Tax Secd.), 4.00%, 8/1/38	AAA	5,000,000	5,002,213
(Future Tax Secd.), Ser. F-1, 4.00%, 11/1/37	AAA	2,500,000	2,513,673
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds
Ser. S-1, 5.00%, 7/15/43	Aa2	6,500,000	6,745,136
Ser. S-1, 5.00%, 7/15/40	Aa2	4,550,000	4,668,246
Ser. S-2, 5.00%, 7/15/40	Aa2	8,110,000	8,365,664
Ser. S-2A, 5.00%, 7/15/36	Aa2	3,250,000	3,482,902
Ser. S-1A, 5.00%, 7/15/35	Aa2	5,000,000	5,629,841
Ser. S-3A, 5.00%, 7/15/34	Aa2	4,250,000	4,612,388
NY City, Trust for Cultural Resources Rev. Bonds, (Lincoln Ctr. for the Performing Arts, Inc.)
4.00%, 12/1/35	A	1,000,000	999,305
4.00%, 12/1/34	A	1,000,000	1,007,966
NY Counties, Tobacco Trust II Rev. Bonds, (Tobacco Settlement Pass Through), 5.75%, 6/1/43	BBB+	825,000	841,464
NY Counties, Tobacco Trust IV Rev. Bonds, (Tobacco Settlement Pass Through), Ser. A, 5.00%, 6/1/38	B−	7,185,000	6,959,093
NY Counties, Tobacco Trust VI Rev. Bonds, (Tobacco Settlement Pass Through)
Ser. A-2B, 5.00%, 6/1/51	BB+/P	3,300,000	3,050,546
Ser. B, 5.00%, 6/1/41	A−	250,000	255,138
Ser. B, 5.00%, 6/1/36	A−	265,000	269,389
NY State Bridge Auth. Rev. Bonds, Ser. A
4.00%, 1/1/46	Aa3	1,725,000	1,662,429
4.00%, 1/1/41	Aa3	200,000	197,393

32 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.7%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Bridge Auth. Rev. Bonds, Ser. A
4.00%, 1/1/40	Aa3	$325,000	$323,389
4.00%, 1/1/39	Aa3	250,000	250,465
4.00%, 1/1/38	Aa3	175,000	176,074
NY State Convention Ctr. Dev. Corp. Rev. Bonds, (Hotel Unit Fee)
5.00%, 11/15/45	A2	3,000,000	3,049,298
zero %, 11/15/50	A2	7,000,000	1,678,384
NY State Dorm. Auth. Rev. Bonds
(NYU), Ser. 1, AMBAC, 5.50%, 7/1/40	Aa2	6,000,000	7,145,704
(NYU), Ser. 1, AMBAC, 5.50%, 7/1/31	Aa2	6,170,000	6,967,484
(Iona College), Ser. A, 5.00%, 7/1/51	Baa2	350,000	358,336
(St. Joseph’s College), 5.00%, 7/1/51	BBB−/F	725,000	742,447
(Iona College), 5.00%, 7/1/42	Baa2	225,000	234,573
(The New School), Ser. A, 5.00%, 7/1/42	A3	750,000	777,761
(The New School), Ser. A, 5.00%, 7/1/41	A3	1,000,000	1,036,749
(The New School), Ser. A, 5.00%, 7/1/40	A3	900,000	933,951
(The New School), Ser. A, 5.00%, 7/1/39	A3	750,000	787,089
(Wagner College), 5.00%, 7/1/38	BBB−/F	840,000	857,256
(Iona College), 5.00%, 7/1/37	Baa2	200,000	212,626
(Wagner College), 5.00%, 7/1/37	BBB−/F	770,000	788,660
(Wagner College), 5.00%, 7/1/36	BBB−/F	730,000	751,372
(Wagner College), 5.00%, 7/1/35	BBB−/F	1,000,000	1,034,070
(Wagner College), 5.00%, 7/1/33	BBB−/F	1,000,000	1,049,195
(Iona College), 5.00%, 7/1/32	Baa2	525,000	574,360
(Iona College), 5.00%, 7/1/31	Baa2	625,000	681,976
(Iona College), 5.00%, 7/1/29	Baa2	250,000	269,789
(Fordham U.), 4.00%, 7/1/46	A2	11,000,000	10,454,244
(Northwell Hlth.), 4.00%, 5/1/45	A3	10,000,000	9,393,088
(St. Joseph’s College), 4.00%, 7/1/40	BBB−/F	200,000	183,814
(St. Joseph’s College), 4.00%, 7/1/35	BBB−/F	600,000	576,050
(St. Joseph’s College/Brooklyn NY), Ser. A, 4.00%, 7/1/34	BBB−/F	850,000	825,482
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds
(Culinary Inst. of America), 5.50%, 7/1/33	Baa2	1,180,000	1,191,739
(School Dist. Fin. Program), Ser. C, AGC, 5.125%, 10/1/36	AA	40,000	40,091
(North Shore Long Island Jewish Oblig. Group), Ser. A, 5.00%, 5/1/43	A3	2,500,000	2,534,881
(Pratt Inst.), 5.00%, 7/1/39	A2	2,750,000	2,825,791
(St. John’s U.), Ser. A, 5.00%, 7/1/37	A3	1,400,000	1,439,054
(North Shore Long Island Jewish Oblig. Group), Ser. A, 5.00%, 5/1/37	A3	3,000,000	3,062,548
(NYU), Ser. A, 5.00%, 7/1/36	Aa2	1,000,000	1,085,025
(NYU Hosp. Ctr.), 5.00%, 7/1/33	A+	360,000	376,832
(School Dist. Fin. Program), Ser. C, AGC, 5.00%, 10/1/31	AA	20,000	20,042
(NYU Hosp. Ctr.), 5.00%, 7/1/30	A+	1,000,000	1,052,199
(Rochester Inst. of Tech.), Ser. A, 4.00%, 7/1/44	A1	5,770,000	5,416,899

New York Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (102.7%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds
(NYU), Ser. A, 4.00%, 7/1/35	Aa2	$1,000,000	$1,014,641
(NYU), Ser. A, 4.00%, 7/1/34	Aa2	1,195,000	1,220,834
NY State Dorm. Auth. Non-State Supported Debt 144A Rev. Bonds, (Orange Regl. Med. Ctr.)
5.00%, 12/1/37	Baa3	4,300,000	4,311,544
5.00%, 12/1/36	Baa3	700,000	703,353
NY State Dorm. Auth. Personal Income Tax Rev. Bonds
Ser. B, 5.00%, 2/15/41	Aa1	9,910,000	10,394,284
Ser. B, U.S. Govt. Coll., 5.00%, 2/15/41 (Prerefunded 8/15/27)	AAA/P	10,000	11,009
Ser. B-C, 5.00%, 2/15/41	Aa1	4,995,000	5,141,157
Ser. B-C, U.S. Govt. Coll., 5.00%, 2/15/41 (Prerefunded 2/15/25)	AAA/P	5,000	5,250
Ser. B, 5.00%, 2/15/39	Aa1	2,995,000	3,154,548
Ser. B, U.S. Govt. Coll., 5.00%, 2/15/39 (Prerefunded 8/15/27)	AAA/P	5,000	5,505
Ser. D, 4.00%, 2/15/47	Aa1	7,000,000	6,667,163
Ser. A, 3.00%, 3/15/38	Aa1	1,320,000	1,153,081
NY State Energy Research & Dev. Auth. Poll. Control Rev. Bonds, (NY State Elec. & Gas Corp.), Ser. D, 3.50%, 10/1/29	A−	5,000,000	4,922,321
NY State Env. Fac. Corp. Rev. Bonds, (NY State Revolving Fund 2010 Master)
4.00%, 8/15/51	Aaa	1,400,000	1,358,145
4.00%, 8/15/46	Aaa	1,000,000	985,189
NY State Env. Fac. Corp. Solid Waste Disp. Mandatory Put Bonds (9/2/25), (Casella Waste Syst., Inc.), Ser. R-1, 2.75%, 9/1/50	B	550,000	521,388
NY State Hsg. Fin. Agcy. VRDN (8 East 102nd St., LLC), Ser. A, 1.94%, 5/1/44	VMIG 1	9,280,000	9,280,000
NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr. II, LLC), 3.50%, 9/15/52	A2	3,000,000	2,323,372
(7 World Trade Ctr. II, LLC), 3.00%, 9/15/43	Aaa	4,000,000	3,272,626
(Port Auth. of NY & NJ), Ser. 1 WTC, 3.00%, 2/15/42	AA−	1,500,000	1,169,847
(One Bryant Pk., LLC), Class 3, 2.80%, 9/15/69	Baa1	5,500,000	4,965,572
NY State Liberty Dev. Corp. 144A Rev. Bonds, (3 World Trade Ctr., LLC)
Class 2, 5.15%, 11/15/34	BB/P	515,000	511,810
Class 1-3, 5.00%, 11/15/44	BB−/P	15,975,000	15,099,717
NY State Mtge. Agcy. Rev. Bonds, Ser. 189, 3.85%, 10/1/34	Aa1	165,000	164,401
NY State Pwr. Auth. Rev. Bonds, Ser. A, 4.00%, 11/15/55 T	Aa2	10,950,000	10,363,732
NY State Thruway Auth. Rev. Bonds
Ser. A, 5.00%, 1/1/46	A2	2,000,000	2,049,436
(Green Bonds-Bidding Group 2), Ser. C, 4.125%, 3/15/56	AA+	8,500,000	7,958,496
Ser. B, 4.00%, 1/1/45	A2	9,000,000	8,480,538

34 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.7%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A, 5.00%, 7/1/46	Baa2	$4,500,000	$4,470,265
(Delta Air Lines, Inc.), 5.00%, 10/1/40	Baa3	7,250,000	7,249,499
(Delta Air Lines, Inc. — LaGuardia Arpt. Term. C&D), 5.00%, 1/1/36	Baa3	5,000,000	5,025,135
(Delta Air Lines, Inc.), 5.00%, 10/1/35	Baa3	750,000	757,207
(JFK Intl. Air Term., LLC), 5.00%, 12/1/34	Baa1	5,000,000	5,132,859
(Delta Air Lines, Inc. — LaGuardia Arpt. Term. C&D), 5.00%, 1/1/34	Baa3	2,000,000	2,018,096
(Delta Air Lines, Inc. — LaGuardia Arpt. Term. C&D), 5.00%, 1/1/32	Baa3	1,000,000	1,015,108
(JFK Intl. Arpt. Term. 4, LLC), 4.00%, 12/1/41	Baa1	900,000	786,166
(JFK Intl. Arpt. Term. 4, LLC), 4.00%, 12/1/38	Baa1	600,000	539,959
(American Airlines, Inc.), 3.00%, 8/1/31	B/F	1,630,000	1,458,220
NY State Urban Dev. Corp. Personal Income Tax Rev. Bonds, (Group C), Ser. A , 5.00%, 3/15/38	Aa1	6,515,000	6,770,496
NY State, Liberty Dev. Corp. Rev. Bonds
Ser. A, AGM, 3.00%, 11/15/51	AA	7,000,000	5,158,841
(4 World Trade Ctr.), 3.00%, 11/15/51	A+	7,120,000	4,998,617
Oneida Cnty., Local Dev. Corp. Rev. Bonds, (Mohawk Valley Hlth. Syst.), Ser. A, AGM
4.00%, 12/1/49	AA	4,000,000	3,613,978
4.00%, 12/1/38	AA	1,250,000	1,223,896
4.00%, 12/1/37	AA	1,000,000	990,795
4.00%, 12/1/36	AA	1,250,000	1,244,686
4.00%, 12/1/35	AA	1,000,000	1,000,798
Onondaga, Civic Dev. Corp. Rev. Bonds, (Le Moyne College)
5.00%, 7/1/51	Baa2	700,000	709,257
5.00%, 7/1/46	Baa2	450,000	458,536
5.00%, 1/1/43	Baa2	740,000	752,145
Ser. B, 5.00%, 7/1/35	Baa2	410,000	427,128
5.00%, 7/1/34	Baa2	445,000	453,509
Ser. B, 5.00%, 7/1/34	Baa2	285,000	298,364
Ser. B, 5.00%, 7/1/33	Baa2	305,000	320,576
Ser. B, 5.00%, 7/1/32	Baa2	265,000	280,068
4.00%, 7/1/42	Baa2	525,000	470,864
4.00%, 7/1/41	Baa2	215,000	193,449
Ser. B, 4.00%, 7/1/40	Baa2	300,000	271,700
4.00%, 7/1/39	Baa2	450,000	411,438
Ser. B, 4.00%, 7/1/39	Baa2	825,000	754,302
4.00%, 7/1/38	Baa2	150,000	138,170
Ser. B, 4.00%, 7/1/38	Baa2	455,000	419,117
Ser. B, 4.00%, 7/1/37	Baa2	490,000	455,416
4.00%, 7/1/36	Baa2	325,000	305,210
Ser. B, 4.00%, 7/1/36	Baa2	425,000	399,121
4.00%, 7/1/34	Baa2	300,000	287,645
Port Auth. of NY & NJ Rev. Bonds
5.50%, 8/1/52	Aa3	5,000,000	5,397,997
Ser. 217, 5.00%, 11/1/44	Aa3	2,700,000	2,883,457

New York Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (102.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Port Auth. of NY & NJ Rev. Bonds
Ser. 194, 5.00%, 10/15/41	Aa3	$5,450,000	$5,640,933
Ser. 197, 5.00%, 11/15/34	Aa3	2,500,000	2,583,801
4.00%, 11/1/41	Aa3	3,250,000	3,219,001
Ser. 222, 4.00%, 7/15/40	Aa3	500,000	499,340
Ser. 217, 4.00%, 11/1/37	Aa3	3,800,000	3,822,120
Ser. 222, 4.00%, 7/15/37	Aa3	4,055,000	4,080,656
Poughkeepsie City, G.O. Bonds
5.00%, 6/1/31	Ba1	600,000	625,094
5.00%, 6/1/25	Ba1	230,000	238,678
5.00%, 6/1/24	Ba1	460,000	470,805
5.00%, 6/1/23	Ba1	1,125,000	1,134,553
Saratoga Cnty., Cap. Resource Rev. Bonds, (Skidmore College)
Ser. A, 5.00%, 7/1/45	A1	2,500,000	2,670,504
Ser. 21A, 4.00%, 7/1/37	A1	1,385,000	1,361,517
Ser. 21A, 4.00%, 7/1/35	A1	1,285,000	1,283,239
Schenectady Cnty., Cap. Resource Corp. Rev. Bonds, (Union College)
5.25%, 7/1/52	A1	700,000	752,000
5.00%, 7/1/32	A1	600,000	690,172
Southold, Local Dev. Corp. Rev. Bonds, (Peconic Landing at Southold, Inc.), 5.00%, 12/1/45	BBB−/F	2,250,000	2,228,753
St. Lawrence Cnty., Indl. Dev. Agcy. Civic Dev. Corp. Rev. Bonds, (Clarkson U.)
Ser. A, 5.00%, 9/1/41	Baa1	100,000	104,071
Ser. B, 5.00%, 9/1/41	Baa1	200,000	208,141
Ser. A, 5.00%, 9/1/40	Baa1	100,000	104,162
Ser. B, 5.00%, 9/1/40	Baa1	200,000	208,323
Ser. A, 5.00%, 9/1/39	Baa1	125,000	130,643
Ser. B, 5.00%, 9/1/39	Baa1	195,000	203,803
Ser. A, 5.00%, 9/1/38	Baa1	125,000	130,940
Ser. B, 5.00%, 9/1/38	Baa1	200,000	209,505
Ser. A, 5.00%, 9/1/37	Baa1	100,000	105,181
Ser. B, 5.00%, 9/1/37	Baa1	220,000	231,398
Ser. A, 5.00%, 9/1/36	Baa1	100,000	105,599
Ser. B, 5.00%, 9/1/36	Baa1	200,000	211,198
Ser. B, 5.00%, 9/1/35	Baa1	200,000	212,069
Ser. B, 5.00%, 9/1/34	Baa1	200,000	213,302
Ser. B, 5.00%, 9/1/33	Baa1	150,000	160,886
Ser. B, 5.00%, 9/1/32	Baa1	150,000	161,831
Suffolk Cnty., G.O. Bonds
Ser. A, 5.00%, 6/15/33	A+	2,400,000	2,758,393
Ser. A, 5.00%, 6/15/29	A+	600,000	669,773
Ser. B, 5.00%, 10/1/28	A+	675,000	746,862
Ser. A, 5.00%, 6/15/28	A+	550,000	605,991
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds, (Nissequogue Cogen Partners Fac.), 5.50%, 1/1/23	BBB−/P	395,000	395,213

36 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Suffolk, Tobacco Asset Securitization Corp. Rev. Bonds
4.00%, 6/1/50	BBB−	$3,000,000	$3,004,340
4.00%, 6/1/41	A−	1,300,000	1,185,248
4.00%, 6/1/40	A−	1,250,000	1,148,793
4.00%, 6/1/39	A−	1,250,000	1,156,995
4.00%, 6/1/38	A−	815,000	760,143
4.00%, 6/1/37	A−	1,250,000	1,176,752
Ser. B-2, zero %, 6/1/66	BB/P	5,000,000	524,816
Syracuse, Regl. Arpt. Auth. Rev. Bonds
5.00%, 7/1/34	Baa1	775,000	810,791
5.00%, 7/1/33	Baa1	750,000	799,188
4.00%, 7/1/36	Baa1	400,000	380,303
4.00%, 7/1/35	Baa1	350,000	336,356
Tompkins Cnty., Dev. Corp. Rev. Bonds
(Kendal at Ithaca, Inc.), 5.00%, 7/1/44	BBB+	2,570,000	2,546,452
(Ithaca College), 5.00%, 7/1/41	A3	715,000	730,965
(Ithaca College), 5.00%, 7/1/37	A3	250,000	258,679
(Ithaca College), 5.00%, 7/1/35	A3	150,000	156,084
(Ithaca College), 5.00%, 7/1/34	A3	150,000	157,049
Triborough Bridge & Tunnel Auth. Rev. Bonds
(Metro. Trans. Auth. Payroll Mobility Tax), Ser. D-2, 5.50%, 5/15/52	AA+	3,250,000	3,696,887
(Metro. Trans. Auth. Bridges & Tunnels), Ser. A, 5.00%, 11/15/49	Aa3	500,000	530,950
Ser. B, 5.00%, 11/15/38	Aa3	1,000,000	1,057,516
Ser. B, zero %, 11/15/32	Aa3	3,900,000	2,667,448
Ser. A, zero %, 11/15/30	A1	7,000,000	5,221,115
Triborough Bridge & Tunnel Auth. Sales Tax Rev. Bonds, 5.00%, 5/15/47	AA+	6,500,000	7,052,434
Troy, Cap. Resource Corp. Rev. Bonds, (Rensselaer Polytechnic Inst.), Ser. A
5.00%, 9/1/39	A3	1,250,000	1,310,205
5.00%, 9/1/38	A3	1,300,000	1,368,060
5.00%, 9/1/37	A3	1,375,000	1,451,422
5.00%, 9/1/36	A3	1,500,000	1,589,069
5.00%, 9/1/35	A3	1,000,000	1,064,025
5.00%, 9/1/34	A3	2,250,000	2,406,670
5.00%, 9/1/32	A3	1,625,000	1,760,943
5.00%, 9/1/31	A3	1,500,000	1,631,828
5.00%, 9/1/30	A3	1,000,000	1,100,332
4.00%, 9/1/40	A3	1,375,000	1,246,228
TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/41	A−	15,490,000	15,675,141
Westchester Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Pace U.), Ser. A, 5.50%, 5/1/42	BBB−	4,405,000	4,425,594
(Kendal on Hudson), Ser. B, 5.00%, 1/1/41	BBB+/F	500,000	492,724
(Kendal on Hudson), Ser. B, 5.00%, 1/1/37	BBB+/F	525,000	525,707
(Kendal on Hudson), Ser. B, 5.00%, 1/1/32	BBB+/F	500,000	509,816

New York Tax Exempt Income Fund 37

MUNICIPAL BONDS AND NOTES (102.7%)* cont.	Rating**	Principal amount	Value
New York cont.
Westchester Cnty., Local Dev. Corp. Rev. Bonds
(Westchester Med. Ctr.), 5.00%, 11/1/46	Baa2	$3,500,000	$3,502,857
(Purchase Hsg. Corp. II), 5.00%, 6/1/42	BBB	1,235,000	1,240,918
Westchester Cnty., Local Dev. Corp. 144A Rev. Bonds, (Purchase Sr. Learning Cmnty.), 5.00%, 7/1/46	B−/P	2,205,000	1,790,447
Westchester Tobacco Asset Securitization Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/41	A−	1,250,000	1,282,350
Yonkers, Econ. Dev. Corp. Edl. Rev. Bonds, (Charter School of Edl. Excellence), Ser. A
5.00%, 10/15/54	BB/P	505,000	443,927
5.00%, 10/15/49	BB/P	665,000	592,968
5.00%, 10/15/39	BB/P	545,000	505,081
Yonkers, G.O. Bonds, Ser. A, AGM, 5.00%, 11/15/31	AA	2,200,000	2,343,993
			825,462,322
Puerto Rico (0.1%)
Cmnwlth. of PR, Sales Tax Fin. Corp. (COFINA) Rev. Bonds, Class 2, zero %, 8/1/47	BBB/P	1,548,906	542,206
			542,206
Total municipal bonds and notes (cost $880,639,444)			$836,271,958

UNITIZED TRUST (—%)*	Shares	Value
CMS Liquidating Trust 144A † F	600	$15,552
Total unitized trust (cost $—)		$15,552

SHORT-TERM INVESTMENTS (0.1%)*	Shares	Value
Putnam Short Term Investment Fund Class P 3.95% L	603,241	$603,241
Total short-term investments (cost $603,241)		$603,241

TOTAL INVESTMENTS
Total investments (cost $881,242,685)	$836,890,751

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2021 through November 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $814,629,351.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.
†	This security is non-income-producing.

38 New York Tax Exempt Income Fund

##	Forward commitment, in part or in entirety (Note 1).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.85%, 4.14% and 4.78%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	22.0%
	Tax bonds	18.6
	Transportation	15.2
	Health care	10.5

FUTURES CONTRACTS OUTSTANDING at 11/30/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note Ultra 10 yr (Short)	210	$25,127,813	$25,127,813	Mar-23	$(144,848)
Unrealized appreciation					—
Unrealized (depreciation)					(144,848)
Total					$(144,848)

New York Tax Exempt Income Fund 39

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$836,271,958	$—
Unitized trust	—	—	15,552
Short-term investments	—	603,241	—
Totals by level	$—	$836,875,199	$15,552

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(144,848)	$—	$—
Totals by level	$(144,848)	$—	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40 New York Tax Exempt Income Fund

Statement of assets and liabilities 11/30/22

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $880,639,444)	$836,287,510
Affiliated issuers (identified cost $603,241) (Note 5)	603,241
Interest and other receivables	10,279,759
Receivable for shares of the fund sold	656,133
Receivable for investments sold	366,311
Prepaid assets	8,860
Total assets	848,201,814

LIABILITIES
Payable for investments purchased	365,146
Payable for purchases of delayed delivery securities (Note 1)	1,575,904
Payable for shares of the fund repurchased	852,591
Payable for compensation of Manager (Note 2)	282,287
Payable for custodian fees (Note 2)	7,300
Payable for investor servicing fees (Note 2)	80,861
Payable for Trustee compensation and expenses (Note 2)	282,162
Payable for administrative services (Note 2)	3,220
Payable for distribution fees (Note 2)	258,280
Payable for floating rate notes issued (Note 1)	29,344,988
Payable for variation margin on futures contracts (Note 1)	144,851
Distributions payable to shareholders	220,593
Other accrued expenses	154,280
Total liabilities	33,572,463

Net assets	$814,629,351

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$876,667,358
Total distributable earnings (Note 1)	(62,038,007)
Total — Representing net assets applicable to capital shares outstanding	$814,629,351

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($603,939,822 divided by 77,942,833 shares)	$7.75
Offering price per class A share (100/96.00 of $7.75)*	$8.07
Net asset value and offering price per class B share ($431,723 divided by 55,857 shares)**	$7.73
Net asset value and offering price per class C share ($15,923,897 divided by 2,056,088 shares)**	$7.74
Net asset value, offering price and redemption price per class R6 share
($135,650,299 divided by 17,498,574 shares)	$7.75
Net asset value, offering price and redemption price per class Y share
($58,683,610 divided by 7,570,215 shares)	$7.75

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 41

Statement of operations Year ended 11/30/22

INVESTMENT INCOME
Interest (including interest income of $78,230 from investments in affiliated issuers) (Note 5)	$29,589,184
Total investment income	29,589,184

EXPENSES
Compensation of Manager (Note 2)	3,814,829
Investor servicing fees (Note 2)	527,386
Custodian fees (Note 2)	18,837
Trustee compensation and expenses (Note 2)	37,251
Distribution fees (Note 2)	1,835,353
Administrative services (Note 2)	27,267
Interest and fees expense (Note 1)	404,735
Other	305,522
Total expenses	6,971,180
Expense reduction (Note 2)	(3,072)
Net expenses	6,968,108

Net investment income	22,621,076

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(17,794,936)
Futures contracts (Note 1)	1,533,394
Swap contracts (Note 1)	(504,313)
Total net realized loss	(16,765,855)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(111,044,354)
Futures contracts	303,302
Swap contracts	(1,068,842)
Total change in net unrealized depreciation	(111,809,894)

Net loss on investments	(128,575,749)

Net decrease in net assets resulting from operations	$(105,954,673)

The accompanying notes are an integral part of these financial statements.

42 New York Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/22	Year ended 11/30/21
Operations
Net investment income	$22,621,076	$21,508,989
Net realized gain (loss) on investments	(16,765,855)	4,019,869
Change in net unrealized appreciation (depreciation)
of investments	(111,809,894)	6,928,628
Net increase (decrease) in net assets resulting
from operations	(105,954,673)	32,457,486
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(17,438)	(52,556)
Class B	(16)	(120)
Class C	(511)	(2,326)
Class R6	(3,972)	(9,268)
Class Y	(1,795)	(4,558)
From tax-exempt net investment income
Class A	(16,131,056)	(15,782,573)
Class B	(12,206)	(18,862)
Class C	(342,293)	(370,164)
Class R6	(4,181,552)	(3,563,873)
Class Y	(1,805,544)	(1,742,077)
From net realized long-term gain on investments
Class A	(1,740,270)	—
Class B	(2,129)	—
Class C	(56,284)	—
Class R6	(402,451)	—
Class Y	(189,851)	—
Increase (decrease) from capital share transactions (Note 4)	(93,365,813)	23,650,700
Total increase (decrease) in net assets	(224,207,854)	34,561,809

NET ASSETS
Beginning of year	1,038,837,205	1,004,275,396
End of year	$814,629,351	$1,038,837,205

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 43

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
November 30, 2022	$8.90	.20	(1.13)	(.93)	(.20)	(.02)	(.22)	$7.75	(10.50)	$603,940	.83[c]	2.49	35
November 30, 2021	8.80	.18	.10	.28	(.18)	—	(.18)	8.90	3.23	756,976	.77[c]	2.05	12
November 30, 2020	8.72	.20	.09	.29	(.21)	—	(.21)	8.80	3.34	770,842	.77[c]	2.37	29
November 30, 2019	8.26	.22	.47	.69	(.23)	—	(.23)	8.72	8.38	813,820.75		2.61	26
November 30, 2018	8.49	.24	(.22)	.02	(.25)	—	(.25)	8.26	.18	779,418.75		2.87	28
Class B
November 30, 2022	$8.88	.16	(1.14)	(.98)	(.15)	(.02)	(.17)	$7.73	(11.06)	$432	1.43[c]	1.84	35
November 30, 2021	8.78	.13	.10	.23	(.13)	—	(.13)	8.88	2.62	930	1.37[c]	1.46	12
November 30, 2020	8.70	.15	.08	.23	(.15)	—	(.15)	8.78	2.71	1,905	1.39[c]	1.76	29
November 30, 2019	8.24	.17	.46	.63	(.17)	—	(.17)	8.70	7.72	4,083	1.38	2.00	26
November 30, 2018	8.47	.19	(.23)	(.04)	(.19)	—	(.19)	8.24	(.45)	5,507	1.38	2.25	28
Class C
November 30, 2022	$8.90	.14	(1.14)	(1.00)	(.14)	(.02)	(.16)	$7.74	(11.26)	$15,924	1.58[c]	1.72	35
November 30, 2021	8.80	.12	.10	.22	(.12)	—	(.12)	8.90	2.46	24,416	1.52[c]	1.31	12
November 30, 2020	8.72	.14	.08	.22	(.14)	—	(.14)	8.80	2.55	34,757	1.54[c]	1.60	29
November 30, 2019	8.26	.16	.46	.62	(.16)	—	(.16)	8.72	7.55	42,827	1.53	1.84	26
November 30, 2018	8.49	.18	(.23)	(.05)	(.18)	—	(.18)	8.26	(.60)	43,007	1.53	2.10	28
Class R6
November 30, 2022	$8.90	.22	(1.13)	(.91)	(.22)	(.02)	(.24)	$7.75	(10.27)	$135,650	.57[c]	2.75	35
November 30, 2021	8.81	.20	.10	.30	(.21)	—	(.21)	8.90	3.38	173,483	.52[c]	2.30	12
November 30, 2020	8.73	.23	.08	.31	(.23)	—	(.23)	8.81	3.58	130,200	.53[c]	2.60	29
November 30, 2019	8.26	.24	.48	.72	(.25)	—	(.25)	8.73	8.75	110,449.52		2.68[d]	26
November 30, 2018 †	8.35	.13	(.08)	.05	(.14)	—	(.14)	8.26	.56*	3,624	.27*	1.61*	28
Class Y
November 30, 2022	$8.90	.22	(1.13)	(.91)	(.22)	(.02)	(.24)	$7.75	(10.27)	$58,684	.58[c]	2.73	35
November 30, 2021	8.81	.20	.09	.29	(.20)	—	(.20)	8.90	3.37	83,032	.52[c]	2.29	12
November 30, 2020	8.72	.22	.10	.32	(.23)	—	(.23)	8.81	3.69	66,571	.54[c]	2.59	29
November 30, 2019	8.26	.24	.46	.70	(.24)	—	(.24)	8.72	8.62	59,099.53		2.90	26
November 30, 2018	8.49	.26	(.23)	.03	(.26)	—	(.26)	8.26	.40	115,604.53		3.09	28

* Not Annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Includes interest and fee expense associated with borrowings which amounted to the following amounts as a percentage of average net assets:

Percentage of average net assets
11/30/22	0.05%
11/30/21	0.01
11/30/20	0.02

d The net investment income ratio shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

44 New York Tax Exempt Income Fund	New York Tax Exempt Income Fund 45

Notes to financial statements 11/30/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2021 through November 30, 2022.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from federal, and New York State and City personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

46 New York Tax Exempt Income Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

New York Tax Exempt Income Fund 47

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging inflation, for gaining exposure to inflation and for hedging and gaining exposure to interest rate and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default

48 New York Tax Exempt Income Fund

and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $44,709,859 were held by the TOB trust and served as collateral for $29,344,988 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $275,585 for these investments based on an average interest rate of 1.16%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits

New York Tax Exempt Income Fund 49

in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$7,840,050	$10,824,169	$18,664,219

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $75,533 to decrease undistributed net investment income and $75,533 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,738,918
Unrealized depreciation	(50,742,200)
Net unrealized depreciation	(45,003,282)
Undistributed ordinary income	47,931
Undistributed tax-exempt income	1,802,155
Capital loss carryforward	(18,664,219)
Cost for federal income tax purposes	$881,749,185

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.427% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

50 New York Tax Exempt Income Fund

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$397,901	Class R6	76,606
Class B	403	Class Y	40,438
Class C	12,038	Total	$527,386

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,072 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $701, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services

New York Tax Exempt Income Fund 51

provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,631,727
Class B	1.00%	0.85%	5,652
Class C	1.00%	1.00%	197,974
Total			$1,835,353

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,554 from the sale of class A shares and received $3 and $596 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $81 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$313,227,950	$395,704,191
U.S. government securities (Long-term)	—	—
Total	$313,227,950	$395,704,191

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	5,267,027	$42,501,690	6,686,537	$59,417,391
Shares issued in connection with
reinvestment of distributions	1,893,553	15,295,102	1,494,964	13,300,270
	7,160,580	57,796,792	8,181,501	72,717,661
Shares repurchased	(14,278,869)	(115,819,175)	(10,682,982)	(95,096,756)
Net decrease	(7,118,289)	$(58,022,383)	(2,501,481)	$(22,379,095)

52 New York Tax Exempt Income Fund

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	76	$619	113	$1,001
Shares issued in connection with
reinvestment of distributions	1,323	10,794	1,708	15,152
	1,399	11,413	1,821	16,153
Shares repurchased	(50,229)	(400,298)	(114,055)	(1,010,748)
Net decrease	(48,830)	$(388,885)	(112,234)	$(994,595)

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	93,667	$762,469	327,668	$2,913,966
Shares issued in connection with
reinvestment of distributions	46,917	380,176	39,723	353,199
	140,584	1,142,645	367,391	3,267,165
Shares repurchased	(828,757)	(6,623,585)	(1,572,408)	(13,927,069)
Net decrease	(688,173)	$(5,480,940)	(1,205,017)	$(10,659,904)

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,518,116	$28,682,347	6,540,789	$58,264,358
Shares issued in connection with
reinvestment of distributions	567,996	4,587,975	401,507	3,573,141
	4,086,112	33,270,322	6,942,296	61,837,499
Shares repurchased	(6,072,724)	(48,638,394)	(2,239,788)	(19,928,890)
Net increase (decrease)	(1,986,612)	$(15,368,072)	4,702,508	$41,908,609

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,401,261	$35,422,192	2,827,900	$25,228,304
Shares issued in connection with
reinvestment of distributions	201,303	1,628,660	162,423	1,445,759
	4,602,564	37,050,852	2,990,323	26,674,063
Shares repurchased	(6,358,733)	(51,156,385)	(1,222,699)	(10,898,378)
Net increase (decrease)	(1,756,169)	$(14,105,533)	1,767,624	$15,775,685

New York Tax Exempt Income Fund 53

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/21	cost	proceeds	income	of 11/30/22
Short-term investments
Putnam Short Term
Investment Fund**	$5,496,924	$256,580,270	$261,473,953	$78,230	$603,241
Total Short-term
investments	$5,496,924	$256,580,270	$261,473,953	$78,230	$603,241

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of New York and may be affected by economic and political developments in that state.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

54 New York Tax Exempt Income Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	100
OTC total return swap contracts (notional)	$18,100,000
Centrally cleared total return swap contracts (notional)	$7,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Interest rate contracts	Receivables	$—	Unrealized depreciation	$144,848*
Total		$—		$144,848

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$1,533,394	$(504,313)	$1,029,081
Total	$1,533,394	$(504,313)	$1,029,081

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$303,302	$(1,068,842)	$(765,540)
Total	$303,302	$(1,068,842)	$(765,540)

New York Tax Exempt Income Fund 55

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	JPMorgan Securities LLC	Total
Assets:
Futures contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Futures contracts§	$144,851	$144,851
Total Liabilities	$144,851	$144,851
Total Financial and Derivative Net Assets	$(144,851)	$(144,851)
Total collateral received (pledged)†##	$—
Net amount	$(144,851)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to no monies.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

56 New York Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 99.89% of dividends paid from net investment income during the reporting period as tax exempt for federal income tax purposes.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	76,331,944	1,545,805
Barbara M. Baumann	76,386,809	1,490,940
Katinka Domotorffy	76,428,126	1,449,623
Catharine Bond Hill	76,446,016	1,431,732
Kenneth R. Leibler	76,382,951	1,494,798
Jennifer Williams Murphy	76,456,647	1,421,102
Marie Pillai	76,412,641	1,465,108
George Putnam, III	75,941,784	1,935,965
Robert L. Reynolds	76,401,235	1,476,514
Manoj P. Singh	76,315,024	1,562,725
Mona K. Sutphen	76,440,030	1,437,719

All tabulations are rounded to the nearest whole number.

New York Tax Exempt Income Fund 57

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

58 New York Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

New York Tax Exempt Income Fund 59

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

60 New York Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2022	$83,406	$ —	$7,721	$ —
November 30, 2021	$78,007	$ —	$7,163	$ —

For the fiscal years ended November 30, 2022 and November 30, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $306,004 and $272,062 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2022	$ —	$298,283	$ —	$ —
November 30, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 24, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 24, 2023